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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 3, 2002


                           PROSPERITY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)




         Texas                            0-25051                74-2331986
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


            4295 San Felipe
             Houston, Texas                                       77027
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 693-9300

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Item 5. Other Events.

     On September 3, 2002, Prosperity Bancshares, Inc. (the "Company") publicly disseminated a press release announcing that it had completed its merger with Paradigm Bancorporation, Inc., pursuant to which Paradigm was merged with and into the Company. The purpose of this Current Report on Form 8-K is to file as
Exhibit 99.1 a copy of the Company's press release dated September 3, 2002 announcing such event. The press release is incorporated by reference into this
Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

Item 7. Financial Statements and Exhibit.

     Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

         99.1  -  Press Release dated September 3, 2002.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PROSPERITY BANCSHARES, INC.


Dated:  September 3, 2002                 By:  /s/ James D. Rollins III
                                             -----------------------------------
                                             James D. Rollins III
                                             Senior Vice President

                                  EXHIBIT INDEX

Exhibit
Number             Description
-------         -----------------
  99.1          Press Release dated September 3, 2002.

                                       2